                                                                   EXHIBIT 2.19O
                                                                   -------------
                                          Pages where confidential treatment has
                                        been requested are stamped "Confidential
                                   Treatment Requested and the Redacted Material
                                 has been separately filed with the Commission,"
                                  and places where information has been redacted
                                                    have been marked with (***).


                            FIFTY THIRD AMENDMENT
                                      TO
                             RESTATED AND AMENDED
              CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT
                                   BETWEEN
                              CSG SYSTEMS, INC.
                                      AND
                     AT&T BROADBAND MANAGEMENT CORPORATION

This 53/rd/ Amendment (the "Amendment") is effective as of the 14/th/ day of September, 2001, and is made by and between CSG Systems, Inc., a Delaware corporation ("CSG"), and AT&T Broadband Management Corporation (f/k/a TCI Cable Management Corporation) ("Customer"). CSG and Customer are parties to a certain Restated and Amended CSG Master Subscriber Management System Agreement dated August 10, 1997, which has subsequently been amended pursuant to separately executed amendments (collectively, the "Agreement"), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

The parties hereto agree as follows:

1. Pursuant to the 49/th/ Amendment, CSG previously granted Customer an Expanded License to use ACSR and CSG Workforce Management. Customer would also like to use CSG's Web-Enabled ACSR and Web-Enabled Workforce Management Products. CSG hereby grants Customer, and Customer hereby accepts from CSG, a license to use Web-Enabled ACSR and Web-Enabled Workforce Management pursuant to the terms and conditions set forth in this Amendment and in the Agreement. As a result, the following changes are made to the Agreement:

     a. The definition of Expanded License Software is hereby amended to include not only ACSR, ACSR Telephony, ACSR module of High Speed Data, CSG Workforce Management, CSG TechNet, CSG Statement Express, CSG Screen Express, and CIT but also Web-Enabled ACSR and Web-Enabled Workforce Management as well. All of the terms and conditions that apply to the Expanded License Software shall apply to Web-Enabled ACSR and Web-Enabled Workforce Management.

     b. The Designated Environments for Web-Enabled ACSR and Web-Enabled Workforce Management are set forth in Exhibit 1 and Exhibit 2 attached hereto.

     c. The product descriptions for Web-Enabled ACSR and Web-Enabled Workforce Management are as follows:

          Web-Enabled ACSR will permit Customer to utilize the Citrix Independent Computing Architecture ("ICA") technology to migrate application software from the desktop to a "server-based" environment. The ICA technology enhances the functionality of ACSR and ACSR-related desktop call center applications (including ACSR module of High Speed Data,

 CONFIDENTIAL AND PROPRIETARY INFORMATION. FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR WITHOUT
                          THEIR RESPECTIVE COMPANIES.

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."


          CSG Statement Express, CSG Screen Express, and CIT) by allowing the Customer to utilize these applications via the web.

          The deployment and use of Web-Enabled ACSR, including all ACSR-related web-enabled desktop call center applications, will not result in any reduction in the features and functionality of ACSR that are provided by CSG to Customer as of the date of this Amendment. Future releases of enhanced versions of Web-Enabled ACSR will be made available to Customer's testing environment at the same time as enhanced versions of the non-Web-Enabled Product counterpart.

          Web-Enabled CSG Workforce Management will permit Customer to utilize the Citrix ICA technology to migrate application software from the desktop to a "server-based" environment. The ICA technology enhances the functionality of CSG Workforce Management by allowing the Customer to utilize the application via the web.

          The deployment and use of Web-Enabled Workforce Management will not result in any reduction in the features and functionality of CSG Workforce Management that are provided by CSG to Customer as of the date of this Amendment. Future releases of enhanced versions of Web-Enabled Workforce Management will be made available to Customer's testing environment at the same time as enhanced versions of the non-Web-Enabled Product counterpart.

     d. Customer is fully responsible for maintaining the operating environment for Web-Enabled ACSR and Web-Enabled Workforce Management, including but not limited to, hardware and operational requirements and resources. Upon Customer's request, CSG may provide facilities management services for Web-Enabled ACSR and Web-Enabled Workforce Management at CSG's then current rates.

     e. Upon Customer's request, and subject to a mutually executed Statement of Work, CSG will provide Customer with installation services for Web-Enabled ACSR and Web-Enabled Workforce Management at CSG's then current rates.

2.   a.   For the licenses granted in Paragraph 1 of this Amendment, Customer shall pay CSG a total of (************ *******) dollars ($***) which shall be due in the following three installments:

               .    (**********) dollars ($***) due on October 15, 2001.
               .    (*** *******) dollars ($***) due on January 15, 2002.
               .    (***** *******) dollars ($***) due on April 15, 2002.

     b. The maintenance fees for Web-Enabled ACSR and Web-Enabled Workforce Management licenses granted herein this Amendment are included in the Expanded Software Annual Maintenance fee set forth in Exhibit B-1 of the 49th Amendment. As a result, the list of software components set forth on Exhibit B-1 is hereby amended to include Web-Enabled ACSR and Web-Enabled Workforce Management.


CSG SYSTEMS, INC. ("CSG")                    AT&T BROADBAND MANAGEMENT
                                             CORPORATION ("CUSTOMER")


By: /s/ Neal C. Hansen                            By: /s/ Michael P. Huseby
    --------------------------------                  --------------------------

 CONFIDENTIAL AND PROPRIETARY INFORMATION. FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR WITHOUT
                          THEIR RESPECTIVE COMPANIES.

Name:     Neal C. Hansen                        Name:   Michael P. Huseby
          ------------------                            ---------------------

Title:    Chairman & CEO                        Title:  EVP & CFO
          ------------------                            ---------------------

 CONFIDENTIAL AND PROPRIETARY INFORMATION. FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR WITHOUT
                          THEIR RESPECTIVE COMPANIES.

                                   Exhibit 1

================================================================================
                   Web Enabled ACSR Designated Environment*
================================================================================
 Effective Date:  05/01                                              Page 1 of 2
================================================================================

--------------------------------------------------------------------------------
                 Web Enabled ACSR Client Workstation Hardware
--------------------------------------------------------------------------------
 Processors
--------------------------------------------------------------------------------
 Processor must be able to support a Netscape 4.0 or higher or Internet Explorer
 4.0 or higher (browsers must be able to support plug ins, or active X controls) Tested platforms include: Compaq, IBM, Gateway E3200-350 and Dell Business Class computers with Intel Pentium, Pentium II, Pentium III and Celeron processors designated as Microsoft Windows NT certified and Year 2000 compliant.
--------------------------------------------------------------------------------
 Random Access Memory (RAM)
--------------------------------------------------------------------------------
 For Windows 95 and Windows 98: 16 MB minimum
 For Windows NT: 32 MB of RAM minimum
--------------------------------------------------------------------------------
 Minimum Hard Drive Space
--------------------------------------------------------------------------------
 Must be able to house a Netscape 4.0 or higher or Internet Explorer 4.0 or higher (browsers must be able to support plug ins, or active X controls)
--------------------------------------------------------------------------------
 Speed
--------------------------------------------------------------------------------
 Pentium processor or better
--------------------------------------------------------------------------------
 Minimum Video Requirements
--------------------------------------------------------------------------------
 1024 x 768 x 256 colors, small font
--------------------------------------------------------------------------------
 SVGA 15" Monitor
--------------------------------------------------------------------------------
 SVGA 17" Monitor
--------------------------------------------------------------------------------
 Printers (TBD)
--------------------------------------------------------------------------------
 Other
--------------------------------------------------------------------------------
 Microsoft mouse or 100% compatible mouse
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                       Web Enabled ACSR Client Workstation Software
---------------------------------------------------------------------------------------------------
                                               Windows     Windows     Windows         Windows
                                                 NT          95           98             2000
                                                                                    (Professional)
---------------------------------------------------------------------------------------------------
 Operating Systems
---------------------------------------------------------------------------------------------------
 Microsoft Windows NT v4.0 w/ Service Pack          X
 4.0 or higher and Year 2000 fixes; or
 Service Pack 5.
---------------------------------------------------------------------------------------------------
 Microsoft Windows 95 with OSR 2.5, 4.03.1214                   X
 (4.00.950C) with Y2K fixes, and
 WIN95Y2K.EXE applied and DCOM95.EXE v1.3,
 Internet Explorer 4.0 (or greater), and
 WINSOCK II or WIN95B with DCOM95.EXE v1.3,
 Internet Explorer 4.0 (or greater), and
 WINSOCK II.
---------------------------------------------------------------------------------------------------
 Microsoft Windows 98 Second Edition version                                X
 4.10.2222
 Microsoft Windows 98 (non  second edition
 version)
 Requires DCOM98.EXE, v1.3 be installed.
---------------------------------------------------------------------------------------------------
 Microsoft Windows 2000 with Service Pack 1.0                                              X
---------------------------------------------------------------------------------------------------

 CONFIDENTIAL AND PROPRIETARY INFORMATION. FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR WITHOUT
                          THEIR RESPECTIVE COMPANIES.

================================================================================
                   Web Enabled ACSR Designated Environment*
================================================================================
 Effective Date:  05/01                                              Page 2 of 2
================================================================================

--------------------------------------------------------------------------------
 Other Software (software required in addition to the ACSR Designated
 Environment)
--------------------------------------------------------------------------------
 Internet Explorer 4.0 or higher is recommended. Netscape Navigator 4.0 or higher can also be used however, requires additional configuration (see the Citrix client installation instructions). Browsers must be able to support Plug-Ins or Active X controls.
--------------------------------------------------------------------------------
 Microsoft Terminal Server Licenses (provided by client)
 .  Windows 2000 Server License (one per server)
 .  Windows 2000 Client Access License (one per user)
 .  Windows 2000 Terminal Services Client Access License (one per user)
--------------------------------------------------------------------------------
 Citrix ICA Web Client v6.0 or higher.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Networking Requirements
--------------------------------------------------------------------------------
 Internet connection via Internet Service Provider (ISP), direct connect or dial- up
--------------------------------------------------------------------------------
 Customer will need to provide CSG a single IP address for connectivity. This address will be used for identification and security purposes. Only authorized addresses will be provided access to the customer's specific environment.
--------------------------------------------------------------------------------

 * This is the designated environment for ACSR 5.0 running in CSG's Web Enabled environment only. Please refer to the ACSR designated environment for the standard ACSR product family.

 The Designated Environment information in this schedule applies only to the CSG Products actually licensed by the Customer and may be subject to change as the specific hardware configuration cannot be completely identified and certified until after the business requirements of the Customer are determined during the pre-installation visit.

 The Support Services do not include support of the products if used outside the Designated Environment (i.e., other hardware, software, or other modifications have been introduced by the Customer that are outside the Designated Environment). In such a case, CSG may agree to provide customized technical support for CSG's then-current fees for such services.

 CONFIDENTIAL AND PROPRIETARY INFORMATION. FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR WITHOUT
                          THEIR RESPECTIVE COMPANIES.

                                   Exhibit 2

================================================================================
           Web Enabled Work Force Management Designated Environment
================================================================================
 Effective 9/01                                                      Page 1 of 3
================================================================================

--------------------------------------------------------------------------------
                     Workforce Management Client Hardware
--------------------------------------------------------------------------------
 Processor

 Processor must be able to support Netscape 4.0 or higher, or Internet Explorer
 4.0 or higher (browsers must be able to support plug-ins or active X controls) Tested Platforms Include:
 -------------------------
     IBM, Compaq, or Dell Business Class computer with Intel Pentium II processor designated as Microsoft Windows NT certified and Year 2000 compliant.
--------------------------------------------------------------------------------
 Operating system

 Windows based Operating System (95, 98, NT, 2000) supporting the necessary web browsers identified above
 Tested Platforms Include:
 -------------------------
     Microsoft Windows NT v4.0 - Service Pack 4 or Service Pack 5, with Year 2000 fixes
--------------------------------------------------------------------------------
 Video Card

 Matrox Millenium II graphics controller - 4 MB (part #270246-B21 is recommended) or the equivalent. Video card and monitor must support 1024 X 768 screen resolution and 65,536 colors
--------------------------------------------------------------------------------
 Random Access Memory (RAM)
     For Windows 95 and Windows 98: 16 MB RAM minimum
     For Windows NT and Windows 2000: 32 MB RAM minimum)
--------------------------------------------------------------------------------
 Network Connection
     Designated URL must be accessed through an accepted NAT provided to CSG
--------------------------------------------------------------------------------
 Floppy Disk Drive
     Recommended 3.5" disk drive
--------------------------------------------------------------------------------
 CD-ROM Drive
     Recommended - 4X
--------------------------------------------------------------------------------
 Monitor
     Minimum - 17" viewable space recommended
--------------------------------------------------------------------------------
 Virtual Memory
     Compliant with Microsoft Windows-NT Recommendations (Physical RAM + 12 MBytes).
--------------------------------------------------------------------------------
 Peripherals
     Keyboard, mouse, and laser printer which can be shared with other Workforce Management workstations
--------------------------------------------------------------------------------
 Included Software
     WorkForce Express 2.6
--------------------------------------------------------------------------------

 CONFIDENTIAL AND PROPRIETARY INFORMATION. FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR WITHOUT
                          THEIR RESPECTIVE COMPANIES.

          Web Enabled CSG WorkForce Management Designated Environment
================================================================================
 Effective 9/01                                                      Page 2 of 3
================================================================================

--------------------------------------------------------------------------------
                             TechNet(TM) - Device
--------------------------------------------------------------------------------

 PocketNet Phones
     Mitsubishi MobileAccess(TM)  250
     Nextel I550+ with Openwave Browser 3.1
     Nextel I700+ with Openwave Browser 4.1
--------------------------------------------------------------------------------
                          TechNet - Wireless Network
--------------------------------------------------------------------------------
 Wireless Network
     AT&T PocketNet(R) Service
     Nextel Online Plus
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           TechNet(TM) CE - Windows CE Tablet Device: -- Fujitsu 130

--------------------------------------------------------------------------------
 User Interface:
     Pen Stylus
     Touch pad screen
--------------------------------------------------------------------------------
 Display:
     Screen Resolution:  640 x 480 color
--------------------------------------------------------------------------------
 Battery and Power:
     Battery, DC Adapter, AC Adapter
--------------------------------------------------------------------------------
 CPU, Memory and Storage:
     Processor:        MIPS 4000 Family (131 MHz NEC Vr121 RISC)
     System Memory:    16MB SDRAM (Expandable to 48MB)
     Video Controller: 16-bit Graphics Accelerator with 2MB SGRAM
--------------------------------------------------------------------------------
 Connectivity:
     2 Type-II PC Card 2.1 Expansion Slots:
               Slot 1:    Sierra Wireless - AirCard_300 Modem
               Slot 2:    Open
     RS-232 Serial Port
     Internal Speaker
--------------------------------------------------------------------------------
 System Software:
     Operating System Version:               2.1
     Pocket Explorer Version:                3.01
     Pocket Outlook Version:                 3.01
     Build:                                  9018
--------------------------------------------------------------------------------
 Communications:
     Device Name:  Handheld PC
     PC Connection:  Allow connection with desktop computer when device is attached.
     Connect Using:  Serial Port @ 115K
--------------------------------------------------------------------------------

 CONFIDENTIAL AND PROPRIETARY INFORMATION. FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR WITHOUT
                          THEIR RESPECTIVE COMPANIES.

          Web Enabled CSG WorkForce Management Designated Environment
================================================================================
 Effective 9/01                                                      Page 3 of 3
================================================================================

--------------------------------------------------------------------------------
         TechNet CE - Windows CE Tablet Device: -- Itronix Husky fex21
--------------------------------------------------------------------------------
 User Interface:
     Pen Stylus
     Touch pad screen
--------------------------------------------------------------------------------
 Display:
     Screen Resolution:  640 x 4240 pixel LCD
     Color / Color Transflective - 256 Colors
     Monochrome - 16 gray scale
--------------------------------------------------------------------------------
 Battery and Power:
     Battery, DC Adapter, AC Adapter
--------------------------------------------------------------------------------
 CPU, Memory and Storage:
     Processor:        MIPS 3000 Family (131 MHz NEC Vr121 RISC)
     System Memory:    32MB SDRAM (Expandable to 48MB)
     Video Controller: 16-bit Graphics Accelerator with 2MB SDRAM
--------------------------------------------------------------------------------
 Connectivity:
     2 Type-II PC Card 2.1 Expansion Slots:
               Slot 1:    Spider Wireless IP Modem
               Slot 2:    Open
     RS-232 Serial Port
     Internal Speaker
--------------------------------------------------------------------------------
 System Software:
     Operating System Version:               2.11
     Pocket Explorer Version:                3.01
     Pocket Outlook Version:                 3.01
     Build:                                  9018
--------------------------------------------------------------------------------
 Communications:
     Device Name:    Handheld PC
     PC Connection:  Allow connection with desktop computer when device is attached.
     Connect Using:  Serial Port @ 115K
--------------------------------------------------------------------------------

 The Designated Environment information in this schedule applies only to the CSG Products actually licensed by the Customer and may be subject to change as the specific hardware configuration cannot be completely identified and certified until after the business requirements of the Customer are determined during the pre-installation visit.

 The Support Services do not include support of the products if used outside the Designated Environment (i.e., other hardware, software, or other modifications have been introduced by the Customer that are outside the Designated Environment). In such a case, CSG may agree to provide customized technical support for CSG's then-current fees for such services.




 CONFIDENTIAL AND PROPRIETARY INFORMATION. FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR WITHOUT
                          THEIR RESPECTIVE COMPANIES.

                                                                   EXHIBIT 2.19O
                                                                   -------------
                                          Pages where confidential treatment has
                                        been requested are stamped "Confidential
                                   Treatment Requested and the Redacted Material
                                 has been separately filed with the Commission,"
                                  and places where information has been redacted
                                                    have been marked with (***).


                            FIFTY-FOURTH AMENDMENT
                                      TO
                             RESTATED AND AMENDED
               CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT
                                    BETWEEN
                               CSG SYSTEMS, INC.
                                      AND
                     AT&T BROADBAND MANAGEMENT CORPORATION

This Fifty-fourth Amendment (the "Amendment") is executed this 21/st/ day of August, 2001, and is made by and between CSG Systems, Inc., a Delaware corporation ("CSG"), and AT&T Broadband Management Corporation (f/k/a TCI Cable Management Corporation) ("Customer"). CSG and Customer are parties to a certain Restated and Amended CSG Master Subscriber Management System Agreement dated August 10, 1997, which has subsequently been amended pursuant to separately executed amendments (collectively, the "Agreement"), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

The parties hereto agree as follows:

1. As of the date of execution of this Amendment, Customer receives CSG's CSG Ticket Express(TM) service pursuant to the Fourteenth Amendment to the Agreement dated March 31, 1999 (the "Fourteenth Amendment"). Customer no longer desires to receive CSG's CSG Ticket Express(TM) service. Therefore, effective the month following the month in which this Amendment is executed, the Fourteenth Amendment shall be terminated in its entirety and have no further force or effect, except for paragraph 5 of such Amendment. Notwithstanding the foregoing, Customer shall still be responsible for paying CSG all of the fees due in relation to the Fourteenth Amendment for all months prior to its termination.

2. Customer desires to receive the CSG Care Express(TM) service. Therefore, for the term of this Amendment 54 as set forth in Paragraph 4 below, the definition of "Services" in the Agreement shall be amended to include CSG Care Express(TM), and Schedule D of the Agreement shall be amended to
                           ----------
     include the fees for CSG Care Express(TM) that are set forth in Paragraph 5 of this Amendment.

3. Customer shall be entitled to receive the CSG Care Express(TM) service for a term commencing the month following the month in which this Amendment is executed and ending on December 31, 2003. Notwithstanding the foregoing, Customer shall, upon ninety (90) days written notice, have the right to terminate the CSG Care Express(TM) service, provided that Customer has paid to CSG at least $(***) in Registered User, Statement Storage, and Non-Registered User fees. Upon notice of termination of the CSG Care Express(TM) service, and during such 90 day period prior to termination, CSG will provide Customer, subject to the payment of any unpaid fees accrued in accordance with Paragraph 5 of this Amendment, a data file of Care Express data which will include statement data, e-mail id, login id and password, and any other data or information retained by the Care Express service. Furthermore, CSG will retain any data or information and make that data or information available to Customer for a period of 30 days after termination of this Amendment. Should Customer desire, CSG will also provide

 CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                         THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

     Customer with a data file of customer data contained within CCS. Any services provided by CSG under this Paragraph 3 shall be performed in accordance with a mutually agreeable Statement of Work. In neither case shall these one-time data feeds be construed as an interface. Such data files will not be provided by CSG for any purpose other than to help Customer transition to a new web based application with similar functionality as CSG's Care Express.

4. Although the term, in relation to the CSG Care Express(TM) service, as set forth in paragraph 3 of this Amendment is different from the term set forth in Section 15 of the Agreement, the rest of the terms and conditions of the Agreement, including, but not limited to, Section 17(d), shall apply with respect to Customer's use of CSG Care Express(TM).

5.   Schedule D of the Agreement shall be amended to include the following fees
     ----------
     for the CSG Care Express(TM) service:

     (a)  Installation Services (per request)
          .    Electronic Bill Presentment (EBP)                      Quote
          .    Self-Care                                              Quote
     All installation services and the associated fees shall be set forth in a mutually agreed upon Statement of Work. Reimbursable Expenses are additional.

     (b)  Monthly fees for EBP and Self-Care:
          .    Registered User Fee (per registered user)              $(***)
          .    Statement Storage Fee (per statement stored)           $(***)
          .    Non-Registered User Fee (per non-registered user
               transaction)                                           $(***)
          .    Online Bill Payment (per transaction)

     CSG's credit card processing services are required for online bill payment. The accepted transaction fee for such services are set forth in Schedule D,
                                                                     ----------
     Section 15 of the Agreement.

     (c)  Monthly Fee Minimum
     Commencing the month following the month in which this Amendment is executed, Customer shall be responsible for paying CSG a monthly minimum fee in relation to the Registered User Fee, Statement Storage Fee, and Non-Registered User Fee set forth above. The monthly minimum fee shall be paid in accordance with the following schedule:

     Time Period                                                 Monthly Minimum   Total
     ----------------------------------------------------------------------------------------
     September 2001 - March 2002                                 $(***)            $(***)
     ----------------------------------------------------------------------------------------
     April 2002 - June 2002                                      $(***)            $(***)
     ----------------------------------------------------------------------------------------
     July 2002 - December 2002                                   $(***)            $(***)
     ----------------------------------------------------------------------------------------
     January 2003 - June 2003                                    $(***)            $(***)
     ----------------------------------------------------------------------------------------
     July 2003 - November 2003                                   $(***)            $(***)
     ----------------------------------------------------------------------------------------
     December 2003                                               $(***)            $(***)
     ----------------------------------------------------------------------------------------
     Total payment as of December 2003                                             $(***)
     ----------------------------------------------------------------------------------------

     Notwithstanding the foregoing, the monthly minimum fees shall only be due to CSG until Customer has paid to CSG at least $(***) in Registered User, Statement Storage, and Non-Registered User fees. Thereafter, the monthly minimum fee shall no longer be applicable.

     (d)  Web Page Maintenance and Programming Services (per person,
          per hour)                                                   Quote
          The hourly rate used shall be Customer's then current rate for Technical Services (minimum of 1 hour)

 CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                         THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."


     (e)  Custom Development                                          Quote

          All custom development services and the associated fees shall be set forth in a mutually agreed upon Statement of Work. Reimbursable Expenses are additional. The hourly rate used shall be Customer's then current rate for Technical Services.

     Note: In the event that Customer desires or is required to produce a physical statement, then, in addition to the fees set forth above, Customer shall be responsible for paying the CCS Print and Mail Services Fees as set forth in Schedule D, Section 6.
              ----------

6. During term set forth in Paragraph 3 of this Amendment, the Care Express application will be available (****** ****) percent (***%) of the time, on a monthly basis, excluding downtime for maintenance for up to (****) (***) hours per week to occur during CSG's published scheduled downtime for Care Express. In the event CSG's scheduled downtime for maintenance is expected to exceed (****) (***) hours in a particular week, CSG shall provide Customer with (*********) (***) days prior notice. However, in no event shall the monthly average of downtime exceed (****) (***) hours per week. For purposes of this Paragraph 6, downtime does not include network capabilities beyond the CSG point of demarcation including, but not limited to, telephone lines, individual terminals, controllers or modems not located on CSG's property. CSG shall use commercially reasonable efforts to provide Customer with a minimum of two (2) weeks advance notice to Customer for downtime for system maintenance. CSG shall provide written reports on a monthly basis indicating CSG's performance with regard to these standards.

     If CSG fails to meet the performance standards set forth above ("Failed Standard"), Customer shall provide CSG with written notice (the "Notice") within ten (10) days of the date of the monthly report that describes with specificity the nature of the Failed Standard. If the noticed Failed Standard persists for a second month, then Customer shall be entitled to the exclusive remedy for a Failed Standard prescribed below in this Paragraph 6, which the parties agree shall be construed to be liquidated damages and not a penalty. For clarification purposes, once a Failed Standard is cured by CSG, by meeting the (***%) availability requirement for the month immediately following the Failed Standard, any subsequent notice provided by Customer with respect to failure to meet the (***%) availability standard shall be considered a new and separate Failed Standard for purposes of calculating Customer's remedies below.

     (a) If CSG cures the noticed Failed Standard by achieving a (***%) availability for the month in which CSG receives the Notice, there shall not be any credit owed to the Customer.

     (b) If CSG fails to cure the Failed Standard for the month in which it receives the Notice, then Customer shall receive a credit equal to the Total Monthly Fees paid or payable by Customer to CSG for the previous month in which the Failed Standard occurred multiplied by the product of (i) (***%) minus the service level percentage for that month in which the Failed Standard occurred multiplied by (ii) the multiple (*****) (***).

     (c) For purposes of this Paragraph 6, the "Total Monthly Fees" shall include the greater of monthly fees paid by Customer to CSG in accordance with either Section B or Section C of Schedule D of the Agreement, as amended by paragraph 5 of this Amendment.

     (d) The remedy formula set forth in this Paragraph 6(b) above will continue to be applied for each consecutive month in which a Failed Standard occurs until the (***%) performance standard is again achieved in a subsequent month.

     (e) Notwithstanding the above, in no event shall a credit for a Failed Standard exceed the Total Monthly Fees paid by Customer to CSG for the previous month in which the Failed Standard occurred.

 CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                         THEIR RESPECTIVE COMPANIES

THIS AMENDMENT is executed on the day and year first shown above.

CSG SYSTEMS, INC. ("CSG")                AT&T BROADBAND MANAGEMENT CORPORATION
                                         ("CUSTOMER")


By:     /s/ Edward C. Nafus              By:    /s/ Joe W. Bagan
   --------------------------------         --------------------------------

Name:   Edward C. Nafus                  Name:  Joe W. Bagan
     -------------------------                -------------------------

Title:  EVP                              Title: CIO & SVP
      ------------------------                 ------------------------

Date:   8/22/01                          Date:  8/21/01
     -------------------------                -------------------------

 CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                         THEIR RESPECTIVE COMPANIES

                                                                   EXHIBIT 2.19O
                                                                   -------------
                                          Pages where confidential treatment has
                                        been requested are stamped "Confidential
                                   Treatment Requested and the Redacted Material
                                 has been separately filed with the Commission,"
                                  and places where information has been redacted
                                                    have been marked with (***).

                             FIFTY-FIFTH AMENDMENT
                                      TO
                             RESTATED AND AMENDED
               CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT
                                    BETWEEN
                               CSG SYSTEMS, INC.
                                      AND
                     AT&T BROADBAND MANAGEMENT CORPORATION

This 55th Amendment (the "Amendment") is effective as of the 1st day of July, 2001, and is made by and between CSG Systems, Inc., a Delaware corporation ("CSG"), and AT&T Broadband Management Corporation (f/k/a TCI Cable Management Corporation) ("Customer"). CSG and Customer are parties to a certain Restated and Amended CSG Master Subscriber Management System Agreement dated August 10, 1997, which has subsequently been amended pursuant to separately executed amendments (collectively, the "Agreement"), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

The parties hereto agree as follows:

1. All of the terms of this Amendment are effective July 1, 2001. CSG agrees to adjust the charges on any previous invoices issued to Customer since July 1, 2001 in accordance with the changes to fees set forth of this Amendment on the first invoice issued by CSG subsequent to the effective date of this Amendment.

2. The table set forth under the section entitled "On-Line Allowance And Overage Charges" in Section 1 of Schedule D (as amended by the Fourth Amendment) is hereby deleted and replaced with the following:

          On-Line Allowance And Overage Charges:
       -------------------------------------------------------------------------
               ITEM                         MONTHLY ON-LINE         MONTHLY PER
                                       ALLOWANCE PER SUBSCRIBER   OVERAGE CHARGE
       -------------------------------------------------------------------------
       A.   Work Orders on file                   (***)               $(***)
       -------------------------------------------------------------------------
       B.   Statements stored on-line             (***)               $(***)
       -------------------------------------------------------------------------
       C.   Details stored on-line                (***)               $(***)
       -------------------------------------------------------------------------
       D.   Memos stored on-line                  (***)               $(***)
       -------------------------------------------------------------------------
       E.   Inactive subscribers on file          (***)               $(***)
       -------------------------------------------------------------------------

CSG SYSTEMS, INC. ("CSG")            AT&T BROADBAND MANAGEMENT
                                     CORPORATION ("CUSTOMER")

By:     /s/ Neal C. Hansen           By:       /s/ Michael P. Huseby
        -------------------------              -------------------------------

Name:   Neal C. Hansen               Name:     Michael P. Huseby
        -------------------------              -------------------------------

Title:  Chairman & CEO               Title:    EVP & CFO
        -------------------------              -------------------------------



 CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                              DRAFT-FOR DISCUSSION PURPOSES ONLY


 CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                       2